AMENDMENT NUMBER ONE
                                       TO
                AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT
                                      AMONG
              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, AS "AGENT"
                                       AND
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                                       AND
      THE OTHER LENDERS LISTED ON THE SIGNATURE PAGES HEREOF, AS "LENDERS"
                                       AND
                        ALLIED HEALTHCARE PRODUCTS, INC.
                                       AND
    THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF, AS "BORROWERS"

     AMENDMENT NUMBER ONE to AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (the "Amendment") entered into as of April 19, 1996, by and among Allied Healthcare Products, Inc. ("Allied"), a Delaware corporation, Life Support Products, Inc., a California corporation ("LSP"), B&F Medical Products, Inc., a Delaware corporation ("B&F"), Hospital Systems, Inc., a California corporation ("HSI"), Bear Medical Systems, Inc., a California corporation ("BMS") and BiCore Monitoring Systems, Inc., a California corporation ("Bicore") (Allied, LSP, B&F, HSI, BMS and Bicore are referred to herein both collectively and individually as "Borrower", The Boatmen's National Bank of St. Louis ("Boatmen's"), individually and as "Agent", and Boatmen's and the additional lenders listed on the signature pages hereof, as lenders (each a "Lender" and collectively, "Lenders").

                                    RECITALS:

A. Borrower and Lenders are party to that certain Amended and Restated Credit Facilities Agreement dated as of October 13, 1995 (as it may be amended, restated, extended, renewed, or otherwise modified from time to time, the "Loan Agreement').

B. The Daiwa Bank, Ltd. has assigned all of its right, title and interest in and to the Loan Obligations and Loan Documents to The Sumitomo Bank, Ltd., effective as of February 2, 1996, which assignment has been accepted and consented to by Agent and Borrower.

C. Borrower has requested that Lenders make certain amendments to the Loan Agreement.

D. Lenders are willing to amend the Loan Agreement upon the terms and conditions hereinafter set forth.

     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lenders hereby amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2.   AMENDMENTS TO LOAN AGREEMENT.

     2.1. NEW LENDER. The Sumitomo Bank, Ltd. replaced The Daiwa Bank, Ltd. as a Lender, effective as of February 2, 1996, in accordance with the terms of
Section 20.4 of the Loan Agreement. All references in the Loan Agreement to "The Daiwa Bank, Ltd." or "Daiwa" shall be deemed to be references to The Sumitomo Bank, Ltd.

     2.2. MINIMUM OPERATING CASH FLOW. Section 17.10 of the Loan Agreement is hereby amended by deleting therefrom in its entirety the table therein and substituting the following in lieu thereof:



PERIOD                                               MINIMUM OPERATING CASH FLOW

four fiscal quarters ending 3/31/96                  $19,400,000

four fiscal quarters ending 6/30/96                  $19,400,000

four fiscal quarters ending 9/30/96                  $19,400,000

four fiscal quarters ending 12/31/96                 $20,000,000

four fiscal quarters ending 3/31/97                  $20,000,000

four fiscal quarters ending 6/30/97                  $21,000,000

four fiscal quarters ending 9/30/97                  $22,000,000

four fiscal quarters ending 12/31/97                 $23,000,000
and the four fiscal quarters ending
each June 30 and December 31 thereafter


     2.3.    DEFINITIONS.

             2.3.1. NEW DEFINITIONS. The following definitions are hereby added to the Loan Agreement in proper alphabetical order:

             "'Lease': a Capital Lease or an Operating Lease."

             2.3.2. AMENDED DEFINITIONS.

             The definition of "Qualified Financial Institution" is hereby deleted in its entirety and the following is substituted in lieu thereof:

             "'Qualified Financial Institution': a commercial bank chartered under the laws of the United States or any state thereof having capital and surplus of at least $500,000,000."

     2.4. EXHIBIT 13. Exhibit 13 to the Loan Agreement is hereby amended by adding thereto the disclosures contained in Exhibit A, attached hereto and incorporated herein by this reference.

3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lenders that (i) this Amendment has been duly authorized by Borrower's Board of Directors, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment,
(iii) this Amendment constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (iv) except as disclosed on the disclosure schedule attached hereto as Exhibit A, all of the representations and warranties contained in Section 13 of the Loan

Agreement, as amended by this Amendment, are true and correct in all material respects with the same force and effect as if made on and as of the effective date of this Amendment, except that with respect to the representations and warranties made regarding financial data in Section 13.15, such representations and warranties are hereby made with respect to the most recent Financial Statements and other financial data (in the form required by the Loan Agreement) delivered by Borrower to Lenders, (v) there is no Default which is continuing and no Event of Default has occurred under the Loan Agreement as amended by this Amendment, and (vi) the Loan Agreement (as modified by this Amendment) represents the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally or by equitable principles of general application (whether considered in an action at law or in equity).

4. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Agent or Lenders under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

5. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect,
(ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Agent and Lenders under the Security Documents secure all the Loan Obligations under the Loan Agreement as amended by this Amendment, continue in full force and effect and have the same priority as before this Amendment, and (v) Borrower has no claim against Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

6. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

7. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

8. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall have the same binding effect as an original signature on an original document.

9. INCORPORATION BY REFERENCE. Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

10. STATUTORY NOTICE. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

          ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO

          EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     BORROWER AND LENDERS HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

                       [rest of page intentionally blank]

           IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the date first above written.

ALLIED HEALTHCARE PRODUCTS, INC.           LIFE SUPPORT PRODUCTS, INC.

     /s/ David V. LaRusso                        /s/ David V. LaRusso
By: ____________________________           By:_____________________________
Name: David V. LaRusso                     Name: David V. LaRusso
Title: President                           Title: President


B&F MEDICAL PRODUCTS, INC.                 HOSPITAL SYSTEMS, INC.

     /s/ David V. LaRusso                       /s/ David V. LaRusso
By: ____________________________           By:_____________________________
Name: David V. LaRusso                     Name: David V. LaRusso
Title: President                           Title: President


BEAR MEDICAL SYSTEMS, INC.                 BICORE MONITORING SYSTEMS, INC.


     /s/ David V. LaRusso                       /s/ David V. LaRusso
By: ____________________________           By:_____________________________
Name: David V. LaRusso                     Name: David V. LaRusso
Title: President                           Title: President

THE BOATMEN'S NATIONAL BANK OF             CREDITANSTALT CORPORATE FINANCE, INC.
ST. LOUIS


     /s/ Alex D. Fennoy
By:___________________________             By: ___________________________
Name: Alex D. Fennoy                       Name: _________________________
Title: Corporate Banking Officer           Title: ________________________

THE SUMITOMO BANK, LIMITED                 DRESDNER BANK A.G. CHICAGO AND
                                           GRAND CAYMAN BRANCHES

     /s/ Jayleen R. P. Hague
By: ___________________________            By: ___________________________
Name: Jayleen R. P. Hague                  Name: _________________________
Title: Vice President                      Title: ________________________

     /s/ Theresa A. Lekich
By: ___________________________
Name: Theresa A. Lekich
Title: Vice President


FIRST BANK                                 LASALLE NATIONAL BANK

     /s/ Brenda J. Laux
By: ___________________________            By: ___________________________
Name: Brenda J. Laux                       Name: _________________________
Title: Senior Vice President               Title: ________________________


MERCANTILE BANK OF ST. LOUIS               PNC BANK, NATIONAL ASSOCIATION
NATIONAL ASSOCIATION

     /s/ L. Alec Blanc III
By: ___________________________            By: ___________________________
Name: L. Alec Blanc III                    Name: _________________________
Title: Vice President                      Title: ________________________



SANWA BUSINESS CREDIT CORPORATION

     /s/ Lawrence J. Placek
By: ___________________________
Name:Lawrence J. Placek
Title: Vice President

THE SUMITOMO BANK, LTD.                    DRESDNER BANK A.G. CHICAGO AND
                                           GRAND CAYMAN BRANCHES

                                                 /s/ Elizabeth Holden
By: ___________________________            By: ___________________________
Name:__________________________            Name: Elizabeth Holden
Title:_________________________            Title: Vice President

                                                 /s/ Paul M.Casey
By: ___________________________            By: ___________________________
Name:__________________________            Name: Paul M. Casey
Title:_________________________            Title: Assistant Vice President


FIRST BANK                                 LASALLE NATIONAL BANK


By: ___________________________            By: ___________________________
Name:__________________________            Name: _________________________
Title:_________________________            Title: ________________________


MERCANTILE BANK OF ST. LOUIS               PNC BANK, NATIONAL ASSOCIATION
NATIONAL ASSOCIATION


                                                 /s/ David M. Eichenlaub
By: ___________________________            By: ___________________________
Name:__________________________            Name: David M. Eichenlaub
Title:_________________________            Title: Vice Presidet



SANWA BUSINESS CREDIT CORPORATION


By: ___________________________
Name:__________________________
Title:_________________________


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



                                    EXHIBIT A

                  Additions to Exhibit 13 of the Loan Agreement


None, if nothing listed below.